Stock-Based Compensation	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation

7.    Stock-Based Compensation

Equity Incentive Plans

On October 4, 2016, the 2016 Equity Incentive Plan, or the 2016 Plan, became effective. The 2016 Plan serves as a successor to the 2008 Plan. The 2016 Plan permits the award of stock options, restricted stock awards, stock appreciation rights, restricted stock units, performance awards, cash awards and stock bonuses. Obalon reserved 5,337 shares of common stock for issuance as of January 1, 2020 under the 2016 Plan. The number of shares reserved for issuance under the 2016 Plan increases automatically on January 1 of each calendar year continuing through the tenth calendar year during the term of the 2016 Plan by the number of shares equal to 4% of the total outstanding shares of Obalon’s common stock and common stock equivalents as of the immediately preceding December 31. On December 31, 2020,  163,512 shares remained available for future grant under the 2016 Plan.

Obalon determines the fair value of each stock option or award on the grant date and recognizes that fair value as stock-based compensation straight-line over the vesting term of the award. Obalon estimates forfeitures at the time of grant based on historical data and records stock-based compensation only for options and awards expected to vest. Obalon revises its forfeiture estimates on an at least annual basis and records any difference as a cumulative adjustment in the period the estimates are revised.

Obalon recorded total non-cash compensation, including non-cash compensation to employees and nonemployees in the consolidated statements of operations and comprehensive loss as follows (in thousands):

	Year ended December 31,
	2020	2019
Cost of revenue	$—	$(21)
Research and development	276	739
Selling, general and administrative	813	2,265
Total	$1,089	$2,983

Unrecognized stock-based compensation expense at December 31, 2020 for all stock-based compensation pertaining to options was approximately $0.6 million. Expense associated with all stock-based compensation is expected to be recognized over a weighted-average term of 2.43 years.

Incentive Stock Options

Recipients of incentive stock options can purchase shares of Obalon’s common stock at a price equal to the stock’s fair market value on the grant date, based on the closing price of Obalon’s stock on the grant date. Options granted generally expire after 10 years. Options granted generally vest 25% on the first anniversary of the original vesting date, with the balance vesting monthly over the remaining three years, subject to continued employment.

The fair value of each option granted was estimated on the date of grant using the Black-Scholes option pricing model using the following assumptions:

Year ended December 31,
	2020	2019
Assumed risk-free interest rate (1)	0.38% - 0.44% %	1.67% - 2.58%
Assumed volatility (2)	69.86% - 70.84%	55.07% - 65.21%
Expected option life (3)	6.10 years	6.1 years
Expected dividend yield (4)	—%	—%
(1)

The risk-free interest rate was determined based on the U.S. Treasury yield in effect at the time of the grant for zero-coupon U.S. Treasury notes with remaining terms similar to the expected term of the options.

(2)

The volatility was determined based on analysis of the volatility of a peer group of publicly traded companies as Obalon’s stock has not traded publicly for a significant time and Obalon has limited company specific historical volatility. The peer group was determined considering factors such as stage of development, risk profile, enterprise value and position within the industry.

(3)

The expected option life was determined using the “simplified method” for estimating the expected option life, which is the average of the weighted-average vesting period and contractual term of the option.

(4)	The expected dividend yield was zero as Obalon has not historically issued dividends and does not expect to do so in the foreseeable future.

The following table summarizes stock option transactions for the 2016 Plan for the year ended December 31, 2020.

(in thousands, except shares and per share data):

				Weighted-
				average
		Weighted-		remaining
		average		contractual	Aggregate
	Number of	exercise		life	intrinsic value
	shares	price per share		(in years)	(in thousands)
Outstanding at December 31, 2019	518,468	38.64	39.42	6.8	12
Options granted	790,000		0.79
Options exercised	—		—
Options canceled	(208,613)		37.74
Outstanding at December 31, 2020	1,099,855		$11.97	8.70	$—
Vested and expected to vest at December 31, 2020	1,099,855		$11.97	8.70	$—
Vested and exercisable at December 31, 2020	357,787		$40.31	6.47	$—

The weighted-average fair value of options granted during the year ended December 31, 2020 was $0.49. The intrinsic value of options exercised for the years ended December 31, 2020 and 2019 was $0.

All options outstanding under the previous 2008 Stock Plan, or the 2008 Plan are exercisable under the early exercise provisions of the 2008 Plan. Options granted under the 2008 Plan that are exercised prior to vesting are subject to repurchase by Obalon at the original issue price and will vest according to the respective option agreement. There were no options early exercised for the years ended December 31, 2020 and 2019. For prior early exercised options, no shares remain unvested with an immaterial related liability recorded under other current liabilities on Obalon’s consolidated balance sheet as of December 31, 2020.

Restricted Stock Awards

The following table summarizes restricted stock award transactions for the year ended December 31, 2020:

		Weighted-
		average
	Number of	grant date
	awards	fair value
Outstanding at December 31, 2019	29,524	$39.64
Awards granted	—	—
Awards released	(26,524)	36.03
Awards canceled	—	—
Outstanding at December 31, 2020	3,000	$71.50

Obalon’s current restricted stock awards vest 100% at various terms from the grant date, subject to continued employment. The fair-value of each restricted stock award is determined on the grant date using the closing price of Obalon’s common stock on the grant date.  Unamortized expense of $0.1 million is expected to be recognized over a weighted-average period of 0.2 years.

Restricted Stock Units

The following table summarizes restricted stock unit transactions for the 2016 Plan for the year ended December 31, 2020:

			Aggregate
		Weighted-	intrinsic
	Number of	average grant	value
	shares	date fair value	(in thousands)
Outstanding at December 31, 2019	55,574	$11.70	106
Awards granted	816,081	1.88
Awards released	(47,761)	12.04
Awards canceled	(823,894)	1.95
Outstanding at December 31, 2020	—	$—	$—
Vested and expected to vest at December 31, 2020	—	$—	$—

Obalon’s current restricted stock units vest 100% at various terms from the grant date, subject to continued service. The fair-value of each restricted stock unit is determined on the grant date using the closing price of Obalon’s common stock on the grant date.

Employee Stock Purchase Plan

On October 5, 2016, the 2016 Employee Stock Purchase Plan, or ESPP, became effective. The 2016 ESPP was adopted in order to enable eligible employees to purchase shares of Obalon’s common stock at a discount. Purchases will be accomplished through participation in discrete offering periods. Obalon reserved 74,520 shares of common stock for issuance under the 2016 ESPP as of January 1, 2020. The number of shares reserved for issuance under the 2016 ESPP increases automatically on January 1 of each calendar year beginning after the first offering date and continuing through the first ten calendar years by the number of shares equal to 1% of the total outstanding shares of our common stock and common stock equivalents as of the immediately preceding December 31.

The ESPP was suspended in 2019. There were no shares of common stock issued during the year ended December 31, 2020, and December 31, 2019 pursuant to the ESPP.